                                                                      Exhibit 99

                                  BoAMS 2004-11

                                     Group 1

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $355,347,444.53
Loan Count: 657
Cut-off Date: 2004-12-01
Avg. Loan Balance: $540,863.69
Avg. Orig. Balance: $541,252.49
W.A. FICO*: 744
W.A. Orig. LTV: 69.83%
W.A. Cut-Off LTV: 69.78%
W.A. Gross Coupon: 5.8708%
W.A. Net Coupon: 5.6173%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 1.99%
% over 100 COLTV: 0.00%
% with PMI: 1.99%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 22.26%
W.A. MI Adjusted LTV: 69.38%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.04%
% Conforming: 0.21%

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
350,001 - 450,000      27.73%
-----------------------------
450,001 - 550,000      26.82
-----------------------------
550,001 - 650,000      18.46
-----------------------------
650,001 - 750,000       9.54
-----------------------------
750,001 - 850,000       4.69
-----------------------------
850,001 - 950,000       3.57
-----------------------------
950,001 - 1,050,000     5.57
-----------------------------

-------------------------------
1,050,001 - 1,150,000     1.84
-------------------------------
1,150,001 - 1,250,000     1.03
-------------------------------
1,250,001 - 1,350,000     0.36
-------------------------------
1,350,001 - 1,450,000     0.39
-------------------------------
Total:                  100.00%
-------------------------------

Average: $541,252.49
Lowest: $360,750.00
Highest: $1,395,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
350,001 - 450,000        27.73%
-------------------------------
450,001 - 550,000        26.82
-------------------------------
550,001 - 650,000        18.46
-------------------------------
650,001 - 750,000         9.54
-------------------------------
750,001 - 850,000         4.69
-------------------------------
850,001 - 950,000         3.57
-------------------------------
950,001 - 1,050,000       5.57
-------------------------------
1,050,001 - 1,150,000     1.84
-------------------------------
1,150,001 - 1,250,000     1.03
-------------------------------
1,250,001 - 1,350,000     0.36
-------------------------------
1,350,001 - 1,450,000     0.39
-------------------------------
Total:                  100.00%
-------------------------------

Average: $540,863.69
Lowest: $360,373.35
Highest: $1,393,675.52

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------

----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
30 YR FIXED     99.64%
----------------------
25 YR FIXED      0.26
----------------------
20 YR FIXED      0.11
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

----------------
Coupon   Percent
----------------
5.250      0.30%
----------------
5.375      0.53
----------------
5.500      2.85
----------------
5.625      6.02
----------------
5.750     29.13
----------------
5.875     30.82
----------------
6.000     20.40
----------------
6.125      4.90
----------------
6.250      3.10
----------------
6.375      1.35
----------------
6.500      0.32
----------------
7.250      0.16
----------------
7.375      0.15
----------------
Total:   100.00%
----------------

W.A.: 5.871
Lowest: 5.250
Highest: 7.375

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.43%
----------------------
750 - 799       46.77
----------------------
700 - 749       32.55
----------------------
650 - 699       12.94
----------------------
600 - 649        2.85
----------------------
N/A              0.46
----------------------
Total:         100.00%
----------------------

W.A.: 744
Lowest: 622
Highest: 829

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    36.61%
-----------------------------
Refinance-Cashout      18.83
-----------------------------
Purchase               44.57
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              74.30%
-----------------------
PUD-Detached     16.21
-----------------------
Condo             5.32
-----------------------
2-Family          2.82
-----------------------
PUD-Attached      1.08
-----------------------
3-Family          0.27
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             52.34%
------------------------
Standard          29.31
------------------------
Reduced           17.40
------------------------
All Ready Home     0.95
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             94.32%
--------------------------
Secondary            5.68
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             98.01%
-----------------------

-----------------------
UGRIC             0.72
-----------------------
RMIC              0.43
-----------------------
GEMIC             0.38
-----------------------
PMIC              0.25
-----------------------
RGIC              0.22
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

--------------------
State        Percent
--------------------
California    49.71%
--------------------
Illinois       5.98
--------------------
Florida        5.19
--------------------
Virginia       4.78
--------------------
Maryland       4.30
--------------------
Other         30.03
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    50.86%
-----------------------------
Southern California    49.14
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
94002        1.04%
------------------
94025        0.87
------------------

------------------
95630        0.80
------------------
02481        0.76
------------------
92037        0.70
------------------
Other       95.84
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.16%
---------------------------
1                     0.65
---------------------------
2                     0.18
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    99.74%
---------------------------
Y                     0.26
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
240               0.11%
-----------------------
300               0.26
-----------------------
360              99.64
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.7 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                  0.11%
--------------------------------
295 - 300                  0.26
--------------------------------
355 - 360                 99.64
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.0 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------

-------------------------
0                  36.94%
-------------------------
1 - 6              63.06
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.14%
-----------------------
25.01 - 30.00     0.91
-----------------------
30.01 - 35.00     0.23
-----------------------
35.01 - 40.00     1.66
-----------------------
40.01 - 45.00     3.01
-----------------------
45.01 - 50.00     4.25
-----------------------
50.01 - 55.00     3.40
-----------------------
55.01 - 60.00     6.81
-----------------------
60.01 - 65.00     7.15
-----------------------
65.01 - 70.00    15.11
-----------------------
70.01 - 75.00    11.88
-----------------------
75.01 - 80.00    43.44
-----------------------
80.01 - 85.00     0.46
-----------------------
85.01 - 90.00     1.43
-----------------------
90.01 - 95.00     0.11
-----------------------
Total:          100.00%
-----------------------

W.A.: 69.83%
Lowest: 17.24%
Highest: 95.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.14%
-----------------------
25.01 - 30.00     0.91
-----------------------
30.01 - 35.00     0.23
-----------------------
35.01 - 40.00     1.66
-----------------------
40.01 - 45.00     3.01
-----------------------
45.01 - 50.00     4.25
-----------------------
50.01 - 55.00     3.40
-----------------------
55.01 - 60.00     6.81
-----------------------
60.01 - 65.00     7.15
-----------------------
65.01 - 70.00    15.11
-----------------------
70.01 - 75.00    11.88
-----------------------
75.01 - 80.00    43.44
-----------------------
80.01 - 85.00     0.46
-----------------------
85.01 - 90.00     1.43
-----------------------
90.01 - 95.00     0.11
-----------------------
Total:          100.00%
-----------------------

W.A.: 69.78%
Lowest: 17.22%
Highest: 95.00%

--------------------------------------------------------------------------------

                                  BoAMS 2004-11

                                     Group 2

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $128,382,537.41
Loan Count: 229
Cut-off Date: 2004-12-01
Avg. Loan Balance: $560,622.43
Avg. Orig. Balance: $561,360.77
W.A. FICO*: 748
W.A. Orig. LTV: 67.12%
W.A. Cut-Off LTV: 67.03%
W.A. Gross Coupon: 5.9654%
W.A. Net Coupon: 5.7119%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 0.58%
% over 100 COLTV: 0.00%
% with PMI: 0.58%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 66.91%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.28%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
250,001 - 350,000       0.80%
-----------------------------
350,001 - 450,000      26.72
-----------------------------
450,001 - 550,000      26.46
-----------------------------
550,001 - 650,000       9.38
-----------------------------
650,001 - 750,000       9.37
-----------------------------
750,001 - 850,000       7.57
-----------------------------
850,001 - 950,000       5.63
-----------------------------
950,001 - 1,050,000    10.05
-----------------------------

-------------------------------
1,050,001 - 1,150,000     0.85
-------------------------------
1,150,001 - 1,250,000     0.97
-------------------------------
1,350,001 - 1,450,000     2.19
-------------------------------
Total:                  100.00%
-------------------------------

Average: $561,360.77
Lowest: $336,700.00
Highest: $1,436,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         0.80%
-------------------------------
350,001 - 450,000        26.72
-------------------------------
450,001 - 550,000        26.46
-------------------------------
550,001 - 650,000         9.38
-------------------------------
650,001 - 750,000         9.37
-------------------------------
750,001 - 850,000         7.57
-------------------------------
850,001 - 950,000         5.63
-------------------------------
950,001 - 1,050,000      10.05
-------------------------------
1,050,001 - 1,150,000     0.85
-------------------------------
1,150,001 - 1,250,000     0.97
-------------------------------
1,350,001 - 1,450,000     2.19
-------------------------------
Total:                  100.00%
-------------------------------

Average: $560,622.43
Lowest: $335,729.70
Highest: $1,436,000.00

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
30 YR FIXED     99.27%
----------------------
25 YR FIXED      0.38
----------------------
20 YR FIXED      0.35
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

----------------
Coupon   Percent
----------------
5.500      3.18%
----------------
5.625      4.32
----------------
5.750     17.32
----------------
5.875     19.30
----------------
6.000     24.03
----------------
6.125     15.80
----------------
6.250     12.10
----------------
6.375      3.96
----------------
Total:   100.00%
----------------

W.A.: 5.965
Lowest: 5.500
Highest: 6.375

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        6.08%
----------------------
750 - 799       50.74
----------------------
700 - 749       27.41
----------------------

----------------------
650 - 699       14.16
----------------------
600 - 649        1.26
----------------------
N/A              0.34
----------------------
Total:         100.00%
----------------------

W.A.: 748
Lowest: 638
Highest: 819

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    31.72%
-----------------------------
Refinance-Cashout      26.67
-----------------------------
Purchase               41.60
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              72.68%
-----------------------
PUD-Detached     17.33
-----------------------
Condo             5.89
-----------------------
2-Family          2.47
-----------------------
3-Family          1.28
-----------------------

-----------------------
PUD-Attached      0.35
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

-----------------------
Documentation   Percent
-----------------------
Rapid            59.41%
-----------------------
Standard         33.61
-----------------------
Reduced           6.98
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             95.48%
--------------------------
Secondary            4.52
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             99.42%
-----------------------
PMIC              0.58
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

--------------------
State        Percent
--------------------

--------------------
California   100.00%
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    46.97%
-----------------------------
Southern California    53.03
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
90049        3.28%
------------------
92130        2.99
------------------
94022        1.56
------------------
94707        1.55
------------------
94010        1.45
------------------
Other       89.17
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
240               0.35%
-----------------------
300               0.38
-----------------------
360              99.27
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.3 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                  0.35%
--------------------------------
295 - 300                  0.38
--------------------------------
355 - 360                 99.27
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.1 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  30.52%
-------------------------
1 - 6              69.48
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.3 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.75%
-----------------------
20.01 - 25.00     0.70
-----------------------
25.01 - 30.00     1.59
-----------------------
35.01 - 40.00     1.17
-----------------------
40.01 - 45.00     3.04
-----------------------
45.01 - 50.00     4.98
-----------------------
50.01 - 55.00     7.32
-----------------------
55.01 - 60.00     6.55
-----------------------

-----------------------
60.01 - 65.00     9.42
-----------------------
65.01 - 70.00    15.64
-----------------------
70.01 - 75.00    10.28
-----------------------
75.01 - 80.00    37.98
-----------------------
85.01 - 90.00     0.58
-----------------------
Total:          100.00%
-----------------------

W.A.: 67.12%
Lowest: 19.24%
Highest: 88.24%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.75%
-----------------------
20.01 - 25.00     0.70
-----------------------
25.01 - 30.00     1.59
-----------------------
35.01 - 40.00     1.17
-----------------------
40.01 - 45.00     3.04
-----------------------
45.01 - 50.00     4.98
-----------------------
50.01 - 55.00     7.32
-----------------------
55.01 - 60.00     6.55
-----------------------
60.01 - 65.00     9.42
-----------------------
65.01 - 70.00    15.64
-----------------------
70.01 - 75.00    10.28
-----------------------
75.01 - 80.00    37.98
-----------------------
85.01 - 90.00     0.58
-----------------------
Total:          100.00%
-----------------------

W.A.: 67.03%
Lowest: 19.22%
Highest: 88.05%

--------------------------------------------------------------------------------

                                  BoAMS 2004-11
                                     Group 3

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $17,313,688.77
Loan Count: 35
Cut-off Date: 2004-12-01
Avg. Loan Balance: $494,676.82
Avg. Orig. Balance: $497,829.63
W.A. FICO*: 748
W.A. Orig. LTV: 65.91%
W.A. Cut-Off LTV: 65.49%
W.A. Gross Coupon: 6.0429%
W.A. Net Coupon: 5.7894%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 240 months
W.A. Rem. Term: 237 months
W.A. Age: 3 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 65.49%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 6.41%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         3.95%
-------------------------------
350,001 - 450,000        35.00
-------------------------------
450,001 - 550,000        22.54
-------------------------------
550,001 - 650,000        24.05
-------------------------------
650,001 - 750,000         8.05
-------------------------------
1,050,001 - 1,150,000     6.41
-------------------------------
Total:                  100.00%
-------------------------------

Average: $497,829.63
Lowest: $338,327.00
Highest: $1,116,500.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         3.95%
-------------------------------
350,001 - 450,000        37.59
-------------------------------
450,001 - 550,000        19.95
-------------------------------
550,001 - 650,000        24.05
-------------------------------
650,001 - 750,000         8.05
-------------------------------
1,050,001 - 1,150,000     6.41
-------------------------------
Total:                  100.00%
-------------------------------

Average: $494,676.82
Lowest: $335,418.94
Highest: $1,109,320.85

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
20 YR FIXED    100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

----------------
Coupon   Percent
----------------
5.750      5.16%
----------------
5.875     28.38
----------------
6.000     25.88
----------------
6.125     25.06
----------------
6.250      6.68
----------------
6.375      4.83
----------------
6.625      4.03
----------------
Total:   100.00%
----------------

W.A.: 6.043
Lowest: 5.750
Highest: 6.625

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        2.74%
----------------------
750 - 799       56.73
----------------------
700 - 749       23.33
----------------------
650 - 699       17.20
----------------------
Total:         100.00%
----------------------

W.A.: 748
Lowest: 656
Highest: 808

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    31.18%
-----------------------------
Refinance-Cashout      36.81
-----------------------------
Purchase               32.01
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              68.40%
-----------------------
PUD-Detached     25.75
-----------------------
Condo             5.85
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

-----------------------
Documentation   Percent
-----------------------
Rapid            44.32%
-----------------------
Reduced          32.30
-----------------------
Standard         23.38
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------

--------------------------
Primary             87.74%
--------------------------
Secondary           12.26
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE            100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

--------------------
State        Percent
--------------------
California    48.62%
--------------------
Virginia       9.50
--------------------
Florida        8.38
--------------------
Nevada         6.41
--------------------
Maryland       4.74
--------------------
Other         22.36
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

15. California

--------------------
California   Percent
--------------------
Northern      31.85%
--------------------
Southern      68.15
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
89011        6.41%
------------------
98038        4.03
------------------
95946        4.02
------------------
92808        3.61
------------------
32920        3.56
------------------
Other       78.38
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
240             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 240.0 months
Lowest: 240 months
Highest: 240 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 237.1 months
Lowest: 236 months
Highest: 239 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
1 - 6             100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 2.9 months
Lowest: 1 months
Highest: 4 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
35.01 - 40.00     6.03%
-----------------------
40.01 - 45.00    13.22
-----------------------
55.01 - 60.00     8.38
-----------------------
60.01 - 65.00     8.96
-----------------------
65.01 - 70.00    23.12
-----------------------
70.01 - 75.00    12.09
-----------------------
75.01 - 80.00    28.20
-----------------------
Total:          100.00%
-----------------------

W.A.: 65.91%
Lowest: 37.84%
Highest: 80.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
35.01 - 40.00     6.03%
-----------------------
40.01 - 45.00    13.22
-----------------------
55.01 - 60.00     8.38
-----------------------
60.01 - 65.00     8.96
-----------------------
65.01 - 70.00    23.12
-----------------------
70.01 - 75.00    12.09
-----------------------
75.01 - 80.00    28.20
-----------------------
Total:          100.00%
-----------------------

W.A.: 65.49%
Lowest: 37.59%
Highest: 79.64%

--------------------------------------------------------------------------------

                                  BoAMS 2004-11

                                     Group 4

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $57,311,400.27
Loan Count: 108
Cut-off Date: 2004-12-01
Avg. Loan Balance: $530,661.11
Avg. Orig. Balance: $535,028.38
W.A. FICO*: 746
W.A. Orig. LTV: 63.99%
W.A. Cut-Off LTV: 63.77%
W.A. Gross Coupon: 5.3754%
W.A. Net Coupon: 5.1219%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 178 months
W.A. Rem. Term: 178 months
W.A. Age: 1 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 63.77%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.49%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         0.59%
-------------------------------
350,001 - 450,000        23.44
-------------------------------
450,001 - 550,000        31.27
-------------------------------
550,001 - 650,000        22.20
-------------------------------
650,001 - 750,000         9.72
-------------------------------
750,001 - 850,000         6.80
-------------------------------
850,001 - 950,000         1.58
-------------------------------

-------------------------------
1,050,001 - 1,150,000     1.91
-------------------------------
1,350,001 - 1,450,000     2.49
-------------------------------
Total:                  100.00%
-------------------------------

Average: $535,028.38
Lowest: $343,615.00
Highest: $1,432,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
50,001 - 150,000          0.13%
-------------------------------
250,001 - 350,000         0.59
-------------------------------
350,001 - 450,000        24.09
-------------------------------
450,001 - 550,000        30.49
-------------------------------
550,001 - 650,000        22.20
-------------------------------
650,001 - 750,000         9.72
-------------------------------
750,001 - 850,000         6.80
-------------------------------
850,001 - 950,000         1.58
-------------------------------
1,050,001 - 1,150,000     1.91
-------------------------------
1,350,001 - 1,450,000     2.49
-------------------------------
Total:                  100.00%
-------------------------------

Average: $530,661.11
Lowest: $75,165.29
Highest: $1,427,023.29

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
15 YR FIXED     97.27%
----------------------
10 YR FIXED      2.73
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

----------------
Coupon   Percent
----------------
4.875      1.05%
----------------
5.000      2.38
----------------
5.125      4.92
----------------
5.250     38.81
----------------
5.375     15.89
----------------
5.500     25.14
----------------
5.625      3.74
----------------
5.750      4.63
----------------
5.875      3.44
----------------
Total:   100.00%
----------------

W.A.: 5.375
Lowest: 4.875
Highest: 5.875

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        7.28%
----------------------
750 - 799       44.74
----------------------
700 - 749       30.44
----------------------
650 - 699       13.91
----------------------
600 - 649        3.63
----------------------

----------------------
Total:         100.00%
----------------------

W.A.: 746
Lowest: 631
Highest: 826

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    34.17%
-----------------------------
Refinance-Cashout      27.96
-----------------------------
Purchase               37.86
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              62.87%
-----------------------
PUD-Detached     25.70
-----------------------
Condo             9.95
-----------------------
Townhouse         0.70
-----------------------
PUD-Attached      0.64
-----------------------
Cooperative       0.13
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

-----------------------
Documentation   Percent
-----------------------
Rapid            48.07%
-----------------------
Reduced          27.93
-----------------------
Standard         24.00
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             82.92%
--------------------------
Secondary           17.08
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE            100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

--------------------
State        Percent
--------------------
California    38.44%
--------------------
Florida       14.10
--------------------
Illinois       4.85
--------------------

--------------------
Maryland       4.71
--------------------
Virginia       4.42
--------------------
Other         33.47
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    51.77%
-----------------------------
Southern California    48.23
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
59937        2.49%
------------------
34145        2.27
------------------
89052        1.93
------------------
94549        1.91
------------------
21601        1.58
------------------
Other       89.82
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    98.29%
---------------------------
1                     1.71
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
120               2.73%
-----------------------
180              97.27
-----------------------
Total:          100.00%
-----------------------

W.A.: 178.4 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                  2.73%
--------------------------------
175 - 180                 97.27
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 177.7 months
Lowest: 119 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-off Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  37.02%
-------------------------
1 - 6              62.98
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
20.01 - 25.00     0.87%
-----------------------
25.01 - 30.00     1.84
-----------------------
30.01 - 35.00     1.07
-----------------------
35.01 - 40.00     2.95
-----------------------
40.01 - 45.00     8.17
-----------------------
45.01 - 50.00     7.03
-----------------------
50.01 - 55.00     6.95
-----------------------

-----------------------
55.01 - 60.00     6.22
-----------------------
60.01 - 65.00     9.41
-----------------------
65.01 - 70.00    13.27
-----------------------
70.01 - 75.00    10.57
-----------------------
75.01 - 80.00    31.64
-----------------------
Total:          100.00%
-----------------------

W.A.: 63.99%
Lowest: 22.99%
Highest: 80.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.13%
-----------------------
20.01 - 25.00     0.87
-----------------------
25.01 - 30.00     1.84
-----------------------
30.01 - 35.00     1.07
-----------------------
35.01 - 40.00     2.95
-----------------------
40.01 - 45.00     8.88
-----------------------
45.01 - 50.00     6.31
-----------------------
50.01 - 55.00     6.95
-----------------------
55.01 - 60.00     7.24
-----------------------
60.01 - 65.00     9.57
-----------------------
65.01 - 70.00    11.97
-----------------------
70.01 - 75.00    10.57
-----------------------
75.01 - 80.00    31.64
-----------------------
Total:          100.00%
-----------------------

W.A.: 63.77%
Lowest: 10.51%
Highest: 80.00%

--------------------------------------------------------------------------------

                                  BoAMS 2004-11
                             Group 5 - Seasoned Pool

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $81,845,733.67
Loan Count: 180
Cut-off Date: 2004-12-01
Avg. Loan Balance: $454,698.52
Avg. Orig. Balance: $488,553.28
W.A. FICO*: 733
W.A. Orig. LTV: 65.21%
W.A. Cut-Off LTV: 61.35%
W.A. Gross Coupon: 6.7133%
W.A. Net Coupon: 6.4598%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 319 months
W.A. Rem. Term: 287 months
W.A. Age: 32 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 61.35%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.80%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
350,001 - 450,000      45.51%
-----------------------------
450,001 - 550,000      20.55
-----------------------------
550,001 - 650,000      16.93
-----------------------------
650,001 - 750,000       5.77
-----------------------------
750,001 - 850,000       3.73
-----------------------------
850,001 - 950,000       2.99
-----------------------------
950,001 - 1,050,000     4.52
-----------------------------
Total:                100.00%
-----------------------------

Average: $488,553.28
Lowest: $352,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
<= 50,000               0.01%
-----------------------------
50,001 - 150,000        0.15
-----------------------------
250,001 - 350,000       9.84
-----------------------------
350,001 - 450,000      42.36
-----------------------------
450,001 - 550,000      21.26
-----------------------------
550,001 - 650,000      10.89
-----------------------------
650,001 - 750,000       6.04
-----------------------------
750,001 - 850,000       4.81
-----------------------------
850,001 - 950,000       1.09
-----------------------------
950,001 - 1,050,000     3.55
-----------------------------
Total:                100.00%
-----------------------------

Average: $454,698.52
Lowest: $10,738.49
Highest: $973,211.25

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------

----------------------
30 YR FIXED     76.28%
----------------------
15 YR FIXED     21.50
----------------------
25 YR FIXED      1.67
----------------------
10 YR FIXED      0.54
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

----------------
Coupon   Percent
----------------
6.000      1.13%
----------------
6.125      0.37
----------------
6.250      4.90
----------------
6.375      5.95
----------------
6.500     15.54
----------------
6.625     15.50
----------------
6.750     19.31
----------------
6.875     22.12
----------------
7.000     10.45
----------------
7.125      0.95
----------------
7.250      1.50
----------------
7.375      2.29
----------------
Total:   100.00%
----------------

W.A.: 6.713
Lowest: 6.000
Highest: 7.375

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        3.84%
----------------------
750 - 799       40.16
----------------------
700 - 749       29.44
----------------------

----------------------
650 - 699       21.27
----------------------
600 - 649        5.29
----------------------
Total:         100.00%
----------------------

W.A.: 733
Lowest: 620
Highest: 818

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    46.57%
-----------------------------
Refinance-Cashout      23.19
-----------------------------
Purchase               30.24
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              67.99%
-----------------------
PUD-Detached     27.17
-----------------------
Condo             3.15
-----------------------
2-Family          1.18
-----------------------
PUD-Attached      0.52
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Standard          33.12%
------------------------
Reduced           32.17
------------------------
Rapid             30.23
------------------------
All Ready Home     4.48
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             84.55%
--------------------------
Secondary           14.01
--------------------------
Investor             1.44
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE            100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

------------------------
State            Percent
------------------------
California        42.28%
------------------------

------------------------
Florida           14.13
------------------------
North Carolina     7.00
------------------------
Texas              6.93
------------------------
Illinois           3.26
------------------------
Other             26.39
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    52.66%
-----------------------------
Southern California    47.34
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
33064        1.80%
------------------
27927        1.71
------------------
75225        1.61
------------------
91007        1.36
------------------
92625        1.21
------------------
Other       92.31
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------

----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    97.89%
---------------------------
1                     2.11
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    99.49%
---------------------------
Y                     0.51
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
120               0.54%
-----------------------
180              21.50
-----------------------

-----------------------
300               1.67
-----------------------
360              76.28
-----------------------
Total:          100.00%
-----------------------

W.A.: 319.0 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
61 - 108                   0.54%
--------------------------------
121 - 168                 21.50
--------------------------------
241 - 288                  1.67
--------------------------------
301 - 342                 76.28
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 286.6 months
Lowest: 91 months
Highest: 331 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
25 - 30            43.02%
-------------------------
31 - 36            56.12
-------------------------
37 - 42             0.86
-------------------------
Total:            100.00%
-------------------------

W.A.: 32.4 months
Lowest: 29 months
Highest: 39 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          1.61%
-----------------------
20.01 - 25.00     1.20
-----------------------
25.01 - 30.00     1.36
-----------------------
35.01 - 40.00     2.73
-----------------------
40.01 - 45.00     4.41
-----------------------
45.01 - 50.00     5.45
-----------------------
50.01 - 55.00     6.83
-----------------------
55.01 - 60.00     6.61
-----------------------
60.01 - 65.00     7.69
-----------------------
65.01 - 70.00    17.57
-----------------------
70.01 - 75.00    13.58
-----------------------
75.01 - 80.00    30.97
-----------------------
Total:          100.00%
-----------------------

W.A.: 65.21%
Lowest: 17.78%
Highest: 80.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          2.20%
-----------------------
20.01 - 25.00     1.32
-----------------------
25.01 - 30.00     0.82
-----------------------
30.01 - 35.00     3.63
-----------------------
35.01 - 40.00     0.53
-----------------------
40.01 - 45.00     5.50
-----------------------
45.01 - 50.00     6.87
-----------------------
50.01 - 55.00     7.30
-----------------------
55.01 - 60.00     6.93
-----------------------
60.01 - 65.00    16.01
-----------------------
65.01 - 70.00    17.53
-----------------------
70.01 - 75.00    10.15
-----------------------
75.01 - 80.00    21.22
-----------------------

-----------------------
Total:          100.00%
-----------------------

W.A.: 61.35%
Lowest: 2.19%
Highest: 77.93%

--------------------------------------------------------------------------------